RESTATED ARTICLES OF INCORPORATION

AND ARTICLES OF RESTATEMENT

OF

POTOMAC ELECTRIC POWER COMPANY

     These Restated Articles of Incorporation and Articles of Restatement were duly adopted on December 21, 1992 by the Board of Directors of Potomac Electric Power Company (hereinafter sometimes called the "Company"), a District of Columbia corporation and a domestic corporation of the Commonwealth of Virginia, in accordance with the provisions of Section 58a of the District of Columbia Business Corporation Act, D.C. Code Section 29-358.1, and Chapter 522 of the Virginia State Corporation Act, Va. Code Section 13.1-711 (1989 Replacement Volume). The Company's Articles of Incorporation were originally filed in the District of Columbia on April 28, 1896, and Articles of Reincorporation of an Existing Domestic Corporation were filed in the District of Columbia on January 20, 1957.

     The Restated Articles of Incorporation and Articles of Restatement only restate and integrate and do not further amend the provisions of the Company's articles of incorporation as previously amended or supplemented, and there is no discrepancy between those provisions and the provisions of these restated articles.

     The Restated Articles of Incorporation and Articles of Restatement of the Company are as follows:

I.     The name of the Company is

                        POTOMAC ELECTRIC POWER COMPANY.

II.    The duration of the Company shall be perpetual.

III.   The purposes for which the Company is organized are:

       (A)  To manufacture, produce, generate, buy, sell, lease, deal in, transmit and distribute (i) power, light, energy and heat in the form of electricity or otherwise, (ii) by-products thereof and (iii) appliances, facilities and equipment for use in connection therewith;

       (B)  To acquire (by construction, purchase, condemnation, lease or otherwise), use, maintain, operate, deal in and dispose of, power plants, dams, substations, office buildings, service buildings, transmission lines, distribution lines, and all other buildings, machinery, property (real, personal or mixed) and facilities (including water power and other sites), and all fixtures, equipments and appliances, necessary, appropriate, incidental or convenient for its corporate purposes; and

       (C)  To conduct business as a public service company, which business is briefly described as the purchase, manufacture, generation, transmission, distribution and sale, both at wholesale and at retail, of electricity or other power or energy for light, heat and power purposes in the District of Columbia, the Commonwealth of Virginia, the State of Maryland and elsewhere.

IV.    The aggregate number of shares which the Company shall have authority to issue is 215,042,227 divided into three classes: the first consisting of 6,242,227 shares of the par value of $50 each; the second consisting of 8,800,000 shares of the par value of $25 each; and the third consisting of 200,000,000 shares of the par value of $1 each.

V.     Said 6,242,227 shares of the par value of $50 each are designated as Serial Preferred Stock; said 8,800,000 shares of the par value of $25 each are designated as Preference Stock; and said 200,000,000 shares of the par value of $1 each are designated as Common Stock. Such of said authorized shares of Serial Preferred Stock, Preference Stock and Common Stock as are unissued at any time may be issued, in whole or in part, at any time or from time to time by action of the Board of Directors of the Company, subject to the laws in force in the District of Columbia and the Commonwealth of Virginia and the terms and conditions set forth in the Articles of Incorporation, as amended, of the Company.

       The preferences, qualifications, limitations, and restrictions, the special or relative rights, and the voting power in respect of the shares of each said class are as follows:

                             (A) SERIAL PREFERRED STOCK

       (a)  Subject to the provisions hereafter in this subdivision (A) set forth, the Serial Preferred Stock may be divided into and issued, from time to time, in one or more series as the Board of Directors may determine, and the Board of Directors is hereby expressly authorized to adopt from time to time resolutions, in respect of any unissued shares of Serial Preferred Stock, to fix and determine:

            (1)  The division of such shares into series and the designation and authorized number of the shares of the particular series;

            (2)  The rate of dividend for the particular series;

            (3)  The price or prices at and the terms and conditions on which shares of the particular series may be redeemed;

            (4)  The amount payable upon shares of the particular series in the event of voluntary liquidation;

            (5)  Sinking fund provisions (if any) for the redemption or purchase of shares of the particular series; and

            (6)  The terms and conditions (if any) on which the shares of the particular series may be converted into other classes of stock of the Company;

All shares of Serial Preferred Stock shall be of equal rank with each other, regardless of series, and all shares thereof shall be identical except as to the above listed relative rights and preferences, in respect of any or all of which there may be variations between different series as fixed and determined by the Board of Directors in said resolutions. All shares of the Serial Preferred Stock of any one series shall be identical with each other in all respects.

       (b)  The following terms, as used in this subdivision (A), shall have the following meanings:

            (1)  The term senior stock shall mean any class of stock ranking in its claim to assets or dividends prior to the 1,600,000 shares of Serial Preferred Stock created hereby;

            (2)  The term parity stock shall mean any class of stock ranking in its claim to assets or dividends on a parity with the Serial Preferred Stock, but shall not include any of the 1,600,000 shares of Serial Preferred Stock created hereby, nor shall it include any increase in the authorized amount of the Serial Preferred Stock; and

            (3)  The term junior stock shall mean the Common Stock and any other class of stock ranking in its claim to assets or dividends junior to the Serial Preferred Stock.

       (c)  The holders of the Serial Preferred Stock shall be entitled to receive, but only when and as declared by the Board of Directors, cumulative cash dividends in the case of each series at the annual rate for such series theretofore fixed by the Board of Directors as hereinbefore provided, payable quarter-yearly on the first days of March, June, September and December in each year to stockholders of record on the respective dates fixed for the purpose by the Board of Directors as dividends are declared.

            No dividend shall be declared on any shares of the Serial Preferred Stock unless there shall likewise be declared on all shares of the Serial Preferred Stock at the time outstanding like dividends, ratably in proportion to the respective annual dividend rates fixed therefor.

            The dividends on shares of the Serial Preferred Stock shall be cumulative from the quarter-yearly dividend payment date next preceding the date of issue of such shares, unless such shares shall have been issued after the record date and before the payment date for a particular dividend, in which case the dividends shall be cumulative from the quarter-yearly dividend payment date next ensuing after the date of issue of such shares. Unless dividends on all outstanding shares of the Serial Preferred Stock, at the annual dividend rate or rates fixed therefor, shall have been paid for all past quarter-yearly dividend periods to which they are entitled, and the full dividend thereon at said rate or rates for the quarter-yearly dividend period current at the time shall have been paid or declared and set apart for payment, but without interest on accumulated dividends, and unless all sinking fund payments, if any, theretofore required to have been made shall have been made or provided for, no dividends shall be declared and no other distribution shall be made on any junior stock, and no junior stock shall be purchased, retired or otherwise acquired for value by the Company. No dividend shall be declared on any junior stock payable more than 120 days after the date of declaration.

            The holders of the Serial Preferred Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this subdivision (c).

       (d)  The Company, at the option of the Board of Directors or by the operation of the sinking fund, if any, provided for the Serial Preferred Stock of any series, may, from time to time, subject to such terms and conditions, if any, as may be fixed by the Board of Directors with respect to any series as hereinbefore provided, redeem the whole or any part of such series at any time outstanding, by paying in cash the applicable redemption price therefor theretofore fixed by the Board of Directors as hereinbefore provided.

            Notice of every such redemption shall be given by publication at least once in each of two calendar weeks in each of two daily newspapers printed in the English language, one published and of general circulation in the City of Washington, District of Columbia, and the other in the Borough of Manhattan, The City of New York, the first publication to be at least thirty days and not more than sixty days prior to the date fixed for such redemption. At least thirty days' and not more than sixty days' previous notice of every such redemption shall also be mailed to the holders of record of the shares so to be redeemed, at their respective addresses as the same shall appear on the books of the Company; but failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the proceedings for the redemption of any shares so to be redeemed.

            In case of the redemption of a part only of any series of the Serial Preferred Stock at the time outstanding, the Company or its duly authorized agent shall select by lot the shares so to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which the drawings by lot shall be conducted and the terms and conditions upon which the Serial Preferred Stock shall be redeemed from time to time.

            If such notice of redemption shall have been duly given by publication, and if on or before the redemption date specified therein the funds necessary for such redemption shall have been set aside by the Company, separate and apart from its other funds, in trust for the account of the holders of the shares so called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed to be outstanding on and after such redemption date, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable upon redemption thereof, without interest.

            Provided, however, in the alternative, that, after giving notice by publication of any such redemption as hereinbefore provided or after giving to the bank or trust company referred to below irrevocable authorization to give or complete such notice by publication, and prior to the redemption date specified in such notice, the Company may deposit in trust, for the account of the holders of the shares of Serial Preferred Stock so to be redeemed, the funds necessary for such redemption with a bank or trust company in good standing, organized and doing business under the laws of the United States or of any state or territory or of the District of Columbia and having its principal office in the City of Washington, District of Columbia, or in the Borough of Manhattan, The City of New York, having capital, surplus and undivided profits aggregating at least Ten Million Dollars, designated in such notice of redemption, and thereupon all shares of the Serial Preferred Stock with respect to which such deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of Serial Preferred Stock shall forthwith upon such deposit in trust cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest and the right to exercise, on or before such redemption date privileges of conversion or exchange, if any, not theretofore expiring.

            Shares of Serial Preferred Stock purchased or redeemed pursuant to any obligation of the Company to purchase or redeem shares for a sinking fund, shares redeemed pursuant to the provisions hereof or purchased and for which credit shall have been taken against any sinking fund obligation, and shares surrendered pursuant to any conversion right, shall not be reissued or otherwise disposed of and shall be canceled. Any other shares of Serial Preferred Stock redeemed or otherwise acquired by the Company shall continue to be part of the authorized capital stock of the Company and may thereafter, in the discretion of the Board of Directors and to the extent permitted by law, be sold or reissued from time to time, as part of the same or another series, subject to the terms and conditions herein set forth.

            If and so long as the Company shall be in default in the payment of any quarter-yearly dividend on shares of any series of the Serial Preferred Stock, or shall be in default in the payment of funds into or the setting aside of funds for any sinking fund created for any series of the Serial Preferred Stock, the Company may not (other than by the use of unapplied funds, if any, paid into or set aside for a sinking fund or funds prior to such default) (i) redeem any shares of the Serial Preferred Stock unless all shares thereof are redeemed, or (ii) purchase or otherwise acquire for a consideration any shares of the Serial Preferred Stock, except pursuant to offers of sale made by holders of the Serial Preferred Stock in response to an invitation for tenders given simultaneously by the Company by mail to the holders of record of all shares of the Serial Preferred Stock then outstanding.

       (e)  In the event of any voluntary liquidation, dissolution or winding up of the Company, then, before any distribution or payment shall be made to the holders of any junior stock, the holder of each share of the Serial Preferred Stock shall be entitled to be paid in full in cash the amount fixed with respect to such share by the Board of Directors as hereinbefore provided, together with an amount computed at the annual dividend rate therefor from the date upon which dividends thereon became cumulative to the date fixed for the payment thereof, less the aggregate of the dividends theretofore paid thereon. If such payments shall have been made in full to the holders of the Serial Preferred Stock, the remaining assets and funds of the Company shall be distributed among the holders of the Common Stock and any other junior stock according to their respective rights, preferences, restrictions, qualifications and shares.

            In the event of any involuntary liquidation, dissolution or winding up of the Company, then, before any distribution or payment shall be made to the holders of any junior stock, the holder of each share of the Serial Preferred Stock shall be entitled to be paid in full the par value thereof in cash, together with an amount computed at the annual dividend rate therefor from the date upon which dividends thereon became cumulative to the date fixed for the payment thereof, less the aggregate of the dividends theretofore paid thereon. If such payments shall have been made in full to the holders of the Serial Preferred Stock, the remaining assets and funds of the Company shall be distributed among the holders of the Common Stock and any other junior stock according to their respective rights, preferences, restrictions, qualifications and shares.

            With respect to the payments to be made in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, all series of the Serial Preferred Stock shall rank ratably according to their respective interests without preference of any series thereof over any other series.

       (f)  Subject to the limitations hereinafter specified, whenever the full dividends on the Serial Preferred Stock at the time outstanding for all past quarter-yearly dividend periods shall have been paid and the full dividend thereon for the quarter-yearly dividend period then current shall have been paid or declared and a sum sufficient for the payment thereof set apart, then such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared on the Common Stock and any other junior stock, and the Serial Preferred Stock shall not be entitled to participate in any such dividends.

       (g)  So long as any shares of the Serial Preferred Stock are outstanding, no amendment to the Articles of Incorporation of the Company which would (i) create, change any junior stock into, or increase the rights and preferences of, any senior or parity stock, (ii) increase the authorized amount of the Serial Preferred Stock in excess of the 1,600,000 shares created hereby or the authorized amount of any senior or parity stock, or (iii) change the express terms of the outstanding shares of Serial Preferred Stock in any manner substantially prejudicial to the holders thereof, shall be made without the affirmative consent (given in writing without a meeting or by a vote at a meeting duly called for the purpose) of the holders of more than two thirds of the aggregate number of shares of the Serial Preferred Stock then outstanding; but any such amendment may be made with such affirmative consent, together with such additional vote or consent of stockholders as from time to time may be required by law; provided, however, that if any such amendment would change the express terms of the outstanding shares of Serial Preferred Stock of any particular series in any manner substantially prejudicial to the holders thereof without correspondingly affecting the holders of the outstanding shares of Serial Preferred Stock of all series, then, in lieu of such consent of the holders of Serial Preferred Stock (or, if such consent of the holders of the outstanding shares of Serial Preferred Stock is required by law, in addition thereto), a like affirmative consent of the holders of more than two thirds of the Serial Preferred Stock of the affected series at the time outstanding shall be necessary for making such amendment.

       (h)  So long as any shares of the Serial Preferred Stock are outstanding, the Company shall not, without the affirmative consent (given in writing without a meeting or by a vote at a meeting duly called for the purpose) of the holders of at least a majority of the aggregate number of shares of the Serial Preferred Stock then outstanding:

            (1)  issue any shares of the Serial Preferred Stock in excess of 300,000 shares thereof at any one time outstanding,or issue any shares of senior or parity stock (either directly or by reclassification),unless for a period of twelve consecutive calendar months within the fifteen calendar months next preceding the date on which such shares are to be issued net earnings (after depreciation and taxes but before deducting interest) have been at least one and one-half times the annual interest charges and dividend requirements on all indebtedness of the Company and on all shares of Serial Preferred Stock and senior and parity stock which shall then be outstanding; for the purpose of such computation, the shares and any indebtedness proposed to be issued in connection with such issue shall be included, but any indebtedness or shares proposed to be retired in connection with such issue shall be excluded, and in determining such net earnings, the Board of Directors of the Company shall make such adjustments, by way of increase or decrease in such net earnings, as shall in their opinion be necessary to give effect for the entire twelve months for which such net earnings are determined to any acquisition or disposition of property the earnings of which can be separately ascertained, and to any issue, sale, assumption or retirement of securities, which shall have occurred after the commencement of such twelve months' period and prior to or in connection with the issue of the shares of the Serial Preferred Stock or senior or parity stock; or

            (2)  issue any shares of the Serial Preferred Stock, in excess of 300,000 shares thereof at any one time outstanding, or issue any shares of senior or parity stock (either directly or by reclassification), unless immediately after such proposed issue the aggregate of (i) the capital of the Company applicable to its stock ranking junior as to assets and dividends and (ii) the surplus of the Company shall be not less than the aggregate amount payable upon involuntary liquidation to the holders of the Serial Preferred Stock and of senior and parity stock then to be outstanding, excluding from such computation all stock to be retired through such proposed issue; or

            (3)  issue any unsecured notes, debentures or other securities representing unsecured indebtedness, or assume or guarantee any such unsecured securities, other than for the extension, renewal or refunding of outstanding debt securities theretofore issued or assumed, or for the redemption or retirement of shares of the Serial Preferred Stock or of any senior or parity stock, if immediately after such issue or assumption the total principal amount of such unsecured securities then outstanding would exceed twenty-five per cent of the aggregate of (i) the total principal amount of all bonds or other securities representing secured indebtedness issued, assumed or guaranteed by the Company and then to be outstanding and (ii) the capital and surplus of the Company as then stated on its books less any known excess of book value of the Company's physical property which is devoted to public use over (I) the actual cost thereof to the Company and (II) as to such property as was not acquired as the result of arm's length negotiations, the actual cost thereof to the one first devoting the same to public use; or

            (4)  merge or consolidate with or into any other corporation or corporations or sell or lease all or substantially all of its assets, unless such merger, consolidation, sale or lease, or the issue and assumption of all securities to be issued or assumed in connection with any such merger, consolidation, sale or lease shall have been ordered, approved or permitted by the regulatory authority or authorities having jurisdiction in the premises; provided that the provisions of this clause (4) shall not apply to a purchase, lease or other acquisition by the Company of the franchises or assets of another corporation, or otherwise apply in any manner which does not involve a merger or consolidation or sale or lease by the Company of all or substantially all of its assets.

       (i)  So long as any shares of the Serial Preferred Stock are outstanding, the Company shall not pay any dividends on its Common Stock (other than dividends payable in Common Stock) or make any distribution on, or purchase or otherwise acquire for value, any of its Common Stock (each such payment distribution purchase and/or acquisition being herein referred to as a "Common Stock dividend") except to the extent permitted by the following provisions:

            (1)  No Common Stock dividend shall be declared or paid in an amount which, together with all other Common Stock dividends declared in the year ending on (and including) the date of the declaration of such Common Stock dividend, would in the aggregate exceed 50% of the net earnings of the Company for the period consisting of the twelve consecutive calendar months ending on the last day of the calendar month next preceding the declaration of such Common Stock dividend after deducting from such net earnings dividends accruing on any stock other than Common Stock of the Company during such period, if at the end of such period, the ratio (herein referred to as the "capitalization ratio") of the sum of (i) the capital represented by the Common Stock (including premiums on Common Stock) and (ii) the surplus accounts of the Company, to the sum of (I) the total capital and (II) the surplus accounts of the Company (after adjustment in each case of the surplus accounts to reflect payment of such Common Stock dividend) would be less than 20%.

            (2)  If such capitalization ratio, determined as aforesaid, shall be 20% or more, but less than 25%, no Common Stock dividend shall be declared or paid in an amount which, together with all other Common Stock dividends declared in the year ending on (and including) the date of the declaration of such Common Stock dividend, would in the aggregate exceed 75% of the net earnings of the Company for the period consisting of the twelve consecutive calendar months ending on the last day of the calendar month next preceding the declaration of such Common Stock dividend after deducting from such net earnings dividends accruing on any stock other than the Common Stock of the Company during such period; and

            (3)  If such capitalization ratio, determined as aforesaid, shall be in excess of 25%, no Common Stock dividend shall be declared or paid which would reduce such capitalization ratio to less than 25% except to the extent permitted by the next preceding subparagraphs (1) and (2).

       For the purposes of this subdivision (i) the total capital of the Company shall be deemed to consist of the aggregate of (x) the principal amount of all outstanding indebtedness of the Company represented by bonds, notes or other evidences of indebtedness maturing by their terms one year or more after the date of the issue thereof and (y) the par or stated value of all outstanding capital stock (including premiums on capital stock) of all classes of the Company. All indebtedness and shares of stock of the Company acquired by the Company and held in its treasury shall be excluded in determining total capital.

       Purchases or other acquisitions of Common Stock shall be deemed, for the purposes of the foregoing provisions of this subdivision (i), to have been declared as dividends as of the date on which such purchases or acquisitions are consummated.

       (j)  No holder of Serial Preferred Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issue of stock, or securities convertible into, or carrying or evidencing any right to purchase, stock, of any class whatever, whether now or hereafter authorized, and whether issued for cash, property, services or otherwise.

       (k)  Except as otherwise in subdivisions (g) and (h) of this subdivision (A) or by statute specifically provided, the Serial Preferred Stock shall have no voting power unless and until dividends payable thereon are in default in an amount equivalent to four full quarter-yearly dividends on the Serial Preferred Stock at the time outstanding. In such event and until such default shall have been remedied as hereinafter provided, the holders of Serial Preferred Stock, voting separately, shall become entitled to elect twenty-five percent of the Board of Directors, or the smallest number of directors that exceeds twenty-five percent of the Board, but in no event less than two directors, and the other stockholders then entitled to vote for the election of directors, voting separately by classes if so required by the provisions applicable to such classes, shall be entitled to elect the remaining directors of the Company. Upon the accrual of such special right to the holders of Serial Preferred Stock a meeting of the stockholders then entitled to vote for the election of directors shall be held upon notice promptly given, as provided in the By-Laws for a special meeting, by the President or the Chairman of the Board of the Company. If within fifteen days after the accrual of such special right to the holders of Serial Preferred Stock, the President and the Chairman of the Board of the Company shall fail to call such meeting, then such meeting shall be held upon notice, as provided in the By-Laws for a special meeting, given by the holders of not less than five hundred shares of Serial Preferred Stock after filing with the Company notice of their intention so to do. The terms of office of all persons who may be directors of the Company at the time shall terminate upon the election of directors by the holders of Serial Preferred Stock, whether or not at the time of such termination the remaining directors of the Company shall have been elected; and thereafter and during the continuance of such special right of the holders of Serial Preferred Stock, the Board of Directors shall be divided into two or more classes, one class consisting of the directors to be elected by the holders of Serial Preferred Stock and the other class or classes consisting of the directors to be elected by the other stockholders entitled to vote for the election of directors, and the directors of each such class elected at such meeting, or at any adjournment thereof, and the directors of each such class elected at any subsequent annual meeting for the election of directors, held during the continuance of such special right, shall hold office until the next succeeding annual election and until their respective successors by classes are elected and qualified.

       However, if and when all dividends then in default on the Serial Preferred Stock shall be paid (and such dividends shall be declared and paid as soon as reasonably practicable out of surplus or net profits, but without diminishing the amount of capital of the Company), the holders of Serial Preferred Stock shall be divested of such special right, but subject always to the same provisions for the revesting of such special right in the holders of Serial Preferred Stock in the case of any similar future default or defaults. Whenever the holders of Serial Preferred Stock shall be so divested of such special right, the method of election of the Board of Directors by the vote of the other stockholders entitled to vote for the election of directors exclusively shall be restored, and the election of directors shall take place at the next succeeding annual meeting for the election of directors, or at any adjournment thereof.

       (l)  Except as hereinafter provided, during the continuance of the special right of the holders of Serial Preferred Stock to elect directors as provided in subdivision (k) of this subdivision (A), at all meetings for the election of directors the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Serial Preferred Stock shall be necessary to constitute a quorum for the election of directors whom the holders of Serial Preferred Stock are entitled to elect, and the presence in person or by proxy of the holders of record of a majority of the outstanding shares of each other class of stock then entitled to vote for the election of directors shall be necessary to constitute a quorum for the election of the directors whom the holders of such class of stock are entitled to elect. In the absence of such a quorum of the holders of stock of any particular class then entitled to vote for the election of directors, the holders of a majority of the shares of the stock of such class so present in person or represented by proxy may adjourn from time to time the meeting for the election of directors to be elected by such stock, without notice other than announcement at the meeting, until the requisite quorum of holders of such stock shall be obtained. However, at the first meeting for the election of directors after any accrual of the special right of the holders of Serial Preferred Stock, and at any subsequent annual meeting for the election of directors held during the continuance of such special right, if there shall not be such a quorum of the holders of Serial Preferred Stock the meeting shall be adjourned from time to time as above provided until such quorum shall have been obtained; provided that, if such quorum shall not have been obtained within ninety days from the date of such meeting as originally called (or, in the case of any annual meeting held during the continuance of such special right, from the date fixed for such annual meeting), the presence in person or by proxy of the holders of record of one third of the outstanding shares of Serial Preferred Stock shall then be sufficient to constitute a quorum for the election of the directors whom the holders of Serial Preferred Stock are then entitled to elect. The absence of a quorum of the holders of any class of stock then entitled to vote for the election of directors shall not, except as hereinafter provided, prevent or invalidate the election by the other class or classes of stockholders of the directors which they are entitled to elect, if the necessary quorum of stockholders of such other class or classes is present in person or represented by proxy at any such meeting or any adjournment thereof. However, at the first meeting for the election of directors after any accrual of the special right of the holders of Serial Preferred Stock to elect directors as provided in subdivision (k) of this subdivision (A), the absence of a quorum of the holders of Serial Preferred Stock shall prevent the election of directors by the holders of Common Stock until the election of directors by the holders of Serial Preferred Stock after a quorum of the holders of Serial Preferred Stock shall have been obtained.

                            (B) PREFERENCE STOCK

       (a)  Subject to the provisions hereafter in this subdivision (B) set forth, the Preference Stock may be divided into and issued, from time to time, in one or more series as the Board of Directors may determine, and the Board of Directors is hereby expressly authorized to adopt from time to time resolutions, in respect of any unissued shares of Preference Stock, to fix and determine:

            (1)  The division of such shares into series and the designation and authorized number of shares of the particular series;

            (2)  The rate of dividend and the time of payment for the particular series and the dates from which dividends on all shares of such series issued prior to the record date for the first dividend on shares of such series shall be cumulative;

            (3)  The price or prices at and the terms and conditions on which shares of the particular series may be redeemed;

            (4)  The amount payable upon shares of the particular series in the event of voluntary liquidation;

            (5)  Sinking fund provisions (if any) for the redemption or purchase of shares of the particular series; and

            (6)  The terms and conditions (if any) on which the shares of the particular series may be converted into other classes of stock of the Company.

All shares of Preference Stock shall be of equal rank with each other, regardless of series, and all shares thereof shall be identical except as to the above listed relative rights and preferences, in respect of any or all of which there may be variations between different series as fixed and determined by the Board of Directors in said resolutions. All shares of the Preference Stock of any one series shall be identical with each other in all respects. All shares of the Preference Stock shall be subject to the prior rights and preferences of the Serial Preferred Stock as defined in subdivision (A) above and any other senior stock as defined in subdivision (b) (1) below hereafter authorized.

       (b)  The following terms, as used in this subdivision (B), shall have the following meanings:

            (1)  The term senior stock as used in this subdivision (B) shall mean the Serial Preferred Stock and any other class of stock ranking in its claim to assets or dividends prior to the 5,000,000 shares of Preference Stock created hereby;

            (2)  The term parity stock as used in this subdivision (B) shall mean any class of stock ranking in its claim to assets or dividends on a parity with the Preference Stock, but shall not include any of the 8,800,000 shares of Preference Stock provided for hereby, nor shall it include any increase in the authorized amount of the Preference Stock; and

            (3)  The term junior stock as used in this subdivision (B) shall mean the Common Stock and any other class of stock ranking in its claim to assets or dividends junior to the Preference Stock.

       (c)  The holders of the Preference Stock shall be entitled, subject to the prior rights and preferences of senior stock, to receive, but only when and as declared by the Board of Directors, cumulative cash dividends in the case of each series at the annual rate for such series theretofore fixed by the Board of Directors as hereinbefore provided, payable quarter-yearly on the first days of March, June, September and December (or such other quarter-yearly dates for a particular series as the Board of Directors may determine prior to the issue thereof as hereinbefore provided) in each year to stockholders of record on the respective dates fixed for the purpose by the Board of Directors as dividends are declared.

            No dividend shall be declared on any shares of Preference Stock of any series for any particular dividend period unless dividends in full have been paid or declared and set apart for payment or are contemporaneously declared and set apart for payment on the Preference Stock of all series then outstanding for all dividend periods terminating at or before the end of the particular dividend period. When dividends at the respective annual dividend rates are not paid in full on any shares of Preference Stock, the shares of all series of Preference Stock shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full.

            The dividends on shares of Preference Stock shall be cumulative in the case of all shares of each particular series (a) if issued prior to the record date for the first dividend on shares of such series, then from the date theretofore fixed for the purpose by the Board of Directors as hereinbefore provided, or, if no such date is so fixed, then from the date on which the shares of such series shall have been originally issued, (b) if issued after the record date for a dividend on shares of such series and before the payment date for such dividend then from such dividend payment date; and (c) otherwise from the quarterly dividend payment date next preceding the date of issue of such shares. Unless dividends on all outstanding shares of the Preference Stock, at the annual dividend rate or rates fixed therefor, shall have been paid for all past quarter-yearly dividend periods to which they are entitled, and the full dividend thereon at said rate or rates for the quarter-yearly dividend periods current at the time shall have been paid or declared and set apart for payment, but without interest on accumulated dividends, and unless all sinking fund payments, if any, theretofore required to have been made shall have been made or provided for, no dividends shall be declared and no other distribution shall be made on any junior stock, and no junior stock shall be purchased, retired or otherwise acquired for value by the Company. No dividend shall be declared on any junior stock payable more than 120 days after the date of declaration.

            The holders of the Preference Stock shall not be entitled to receive any dividends thereon other than the dividends referred to in this subdivision (c).

       (d)  The Company, at the option of the Board of Directors or by the operation of the sinking fund, if any, provided for the Preference Stock of any series, may, from time to time, subject to such terms and conditions, if any, as may be fixed by the Board of Directors with respect to any series as hereinbefore provided, and subject to the prior rights and preferences of senior stock, redeem the whole or any part of such series at any time outstanding, by paying in cash the applicable redemption price theretofore fixed by the Board of Directors as hereinbefore provided.

            Notice of every such redemption shall be given by publication at least once in each of two calendar weeks in each of two daily newspapers printed in the English language, one published and of general circulation in the City of Washington, District of Columbia, and the other in the Borough of Manhattan, The City of New York, the first publication to be at least thirty days and not more than sixty days prior to the date fixed for such redemption. At least thirty days' and not more than sixty days' previous notice of every such redemption shall also be mailed to the holders of record of the shares so to be redeemed, at their respective addresses as the same shall appear on the books of the Company; but failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the proceedings for the redemption of any shares so to be redeemed.

            In case of the redemption of a part only of any series of the Preference Stock at the time outstanding, the Company or its duly authorized agent shall select by lot the shares so to be redeemed. The Board of Directors shall have full power and authority, subject to the limitations and provisions herein contained, to prescribe the manner in which the drawings by lot shall be conducted and the terms and conditions upon which the Preference Stock shall be redeemed from time to time.

            If such notice of redemption shall have been duly given by publication, and if on or before the redemption date specified therein the funds necessary for such redemption shall have been set aside by the Company, separate and apart from its other funds, in trust for the account of the holders of the shares so called for redemption so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed to be outstanding on and after such redemption date, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable upon redemption thereof, without interest.

            Provided, however, in the alternative, that after giving notice by publication of any such redemption as hereinbefore provided or after giving to the bank or trust company referred to below irrevocable authorization to give or complete such notice by publication, and prior to the redemption date specified in such notice, the Company may deposit in trust, for the account of the holders of the shares of Preference Stock so to be redeemed, the funds necessary for such redemption with a bank or trust company in good standing, organized and doing business under the laws of the United States or of any state or territory or of the District of Columbia and having its principal office in the City of Washington, District of Columbia, or in the Borough of Manhattan, The City of New York, having capital, surplus and undivided profits aggregating at least Ten Million Dollars, designated in such notice of redemption, and thereupon all shares of the Preference Stock with respect to which such deposit shall have been made shall no longer be deemed to be outstanding, and all rights with respect to such shares of Preference Stock shall forthwith upon such deposit in trust cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest and the right to exercise, on or before such redemption date privileges of conversion or exchange, if any, not theretofore expiring.

            Shares of Preference Stock purchased or redeemed pursuant to any obligation of the Company to purchase or redeem shares for a sinking fund, shares redeemed pursuant to the provisions hereof or purchased and for which credit shall have been taken against any sinking fund obligation, and shares surrendered pursuant to any conversion right, shall not be reissued or otherwise disposed of and shall be cancelled. Any other shares of Preference Stock redeemed or otherwise acquired by the Company shall continue to be part of the authorized capital stock of the Company and may thereafter, in the discretion of the Board of Directors and to the extent permitted by law, be sold or reissued from time to time, as part of the same or another series, subject to the terms and conditions herein set forth.

            If and so long as the Company shall be in default in the payment of any quarter-yearly dividend on shares of any series of the Preference Stock, or shall be in default in the payment of funds into or the setting aside of funds for any sinking fund created for any series of the Preference Stock, the Company may not (other than by the use of unapplied funds, if any, paid into or set aside for a sinking fund or funds prior to such default) (i) redeem any shares of the Preference Stock unless all shares thereof are redeemed, or (ii) purchase or otherwise acquire for a consideration any shares of the Preference Stock, except pursuant to offers of sale made by holders of the Preference Stock in response to an invitation for tenders given simultaneously by the Company by mail to the holders of record of all shares of the Preference Stock then outstanding.

       (e)  In the event of any voluntary liquidation, dissolution or winding up of the Company, then, before any distribution or payment shall be made to the holders of any junior stock, the holder of each share of the Preference Stock shall be entitled, subject to the prior rights and preferences of senior stock, to be paid in full in cash the amount fixed with respect to such share by the Board of Directors as hereinbefore provided, together with an amount computed at the annual dividend rate therefor from the date upon which dividends thereon became cumulative to the date fixed for the payment thereof, less the aggregate of the dividends theretofore paid thereon. If such payments shall have been made in full to the holders of the Preference Stock, the remaining assets and funds of the Company shall be distributed among the holders of the Common Stock and any other junior stock according to their respective rights, preferences, restrictions, qualifications and shares.

            In the event of any involuntary liquidation, dissolution or winding up of the Company, then, before any distribution or payment shall be made to the holders of any junior stock, the holder of each share of the Preference Stock shall be entitled, subject to the prior rights and preferences of senior stock, to be paid in full the par value thereof in cash, together with an amount computed at the annual dividend rate therefor from the date upon which dividends thereon became cumulative to the date fixed for the payment thereof, less the aggregate of the dividends theretofore paid thereon. If such payments shall have been made in full to the holders of the Preference Stock, the remaining assets and funds of the Company shall be distributed among the holders of the Common Stock and any other junior stock according to their respective rights, preferences, restrictions, qualifications and shares.

            With respect to the payments to be made in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, all series of the Preference Stock shall rank ratably according to their respective interests without preference of any series thereof over any other series.

       (f)  Whenever the full dividends on the Preference Stock at the time outstanding for all past quarter-yearly dividend periods shall have been paid and the full dividend thereon for the quarter-yearly dividend period then current shall have been paid or declared and a sum sufficient for the payment thereof set apart, then such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared on the Common Stock and any other junior stock, and the Preference Stock shall not be entitled to participate in any such dividends.

       (g)  So long as any shares of the Preference Stock are outstanding, no amendment to the Articles of Incorporation of the Company which would (i) create, change any junior stock into, or increase the rights and preferences of, any senior or parity stock, (ii) increase the authorized amount of the Preference Stock in excess of the 5,000,000 shares created hereby or the authorized amount of any senior or parity stock, or (iii) change the express terms of the outstanding shares of Preference Stock in any manner substantially prejudicial to the holders thereof, shall be made without the affirmative consent (given in writing without a meeting or by a vote at a meeting duly called for the purpose) of the holders of more than two thirds of the aggregate number of shares of the Preference Stock then outstanding; but any such amendment may be made with such affirmative consent, together with such additional vote or consent of stockholders as from time to time may be required by law; provided, however, that if any such amendment would change the express terms of the outstanding shares of Preference Stock of any particular series in any manner substantially prejudicial to the holders thereof without correspondingly affecting the holders of the outstanding shares of Preference Stock of all series, then, in lieu of such consent of the holders of Preference Stock (or, if such consent of the holders of the outstanding shares of Preference Stock is required by law, in addition thereto), a like affirmative consent of the holders of more than two thirds of the Preference Stock of the affected series at the time outstanding shall be necessary for making such amendment.

       (h)  So long as any shares of the Preference Stock are outstanding, the Company shall not, without the affirmative consent (given in writing without a meeting or by a vote at a meeting duly called for the purpose) of the holders of at least a majority of the aggregate number of shares of the Preference Stock then outstanding, merge or consolidate with or into any other corporation or corporations or sell or lease all or substantially all of its assets, unless such merger, consolidation, sale or lease, or the issue and assumption of all securities to be issued or assumed in connection with any such merger, consolidation, sale or lease shall have been ordered, approved or permitted by the regulatory authority or authorities having jurisdiction in the premises; provided that the provisions of this subdivision (h) shall not apply to a purchase, lease or other acquisition by the Company of the franchises or assets of another corporation, or otherwise apply in any manner which does not involve a merger or consolidation or sale or lease by the Company of all or substantially all of its assets.

       (i)  No holder of Preference Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issue of stock, or securities convertible into, or carrying or evidencing any right to purchase, stock, of any class whatever, whether now or hereafter authorized, and whether issued for cash, property, services or otherwise.

       (j)  Except as otherwise in subdivisions (g) and (h) of this subdivision (B) or by statute specifically provided, the Preference Stock shall have no voting power unless and until dividends payable thereon are in default in an amount equivalent to six full quarter-yearly dividends on the Preference Stock at the time outstanding. In such event and until such default shall have been remedied as hereinafter provided, the holders of Preference Stock, voting separately, shall become entitled to elect two directors of the Company at the next meeting of stockholders for the election of directors (unless all dividends then in default on the Preference Stock shall have been paid), and the other stockholders then entitled to vote for the election of directors, voting separately by classes if so required by the provisions applicable to such classes, shall be entitled to elect the remaining directors of the Company. During the continuance of such special right of the holders of Preference Stock, the Board of Directors shall be divided into two or more classes, one consisting of the directors to be elected by the holders of Preference Stock and the other class or classes consisting of the directors to be elected by the other stockholders entitled to vote for the election of directors, and the directors of each such class elected at any meeting for the election of directors, held during the continuance of such special right, shall hold office, subject to the rights of any senior stock, until the next succeeding annual election and until their respective successors by classes are elected and qualified.

            However, if and when all dividends then in default on the Preference Stock shall be paid (and such dividends shall be declared and paid as soon as reasonably practicable out of surplus or net profits, but without diminishing the amount of capital of the Company), the holders of Preference Stock shall be divested of such special right, but subject always to the same provisions for the revesting of such special right in the holders of Preference Stock in the case of any similar future default or defaults. Whenever the holders of Preference Stock shall be so divested of such special right, the method of election of the Board of Directors by the vote of the other stockholders entitled to vote for the election of directors exclusively shall be restored and the election of directors shall take place at the next succeeding annual meeting for the election of directors, or at any adjournment thereof.

       (k)  Except as hereinafter provided, during the continuance of the special right of the holders of Preference Stock to elect directors as provided in subdivision (j) of this subdivision (B), at all meetings for the election of directors the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Preference Stock shall be necessary to constitute a quorum for the election of directors whom the holders of Preference Stock are entitled to elect, and the presence in person or by proxy of the holders of record of a majority of the outstanding shares of each other class of stock then entitled to vote for the election of directors shall, except as otherwise provided in subdivision (1) of subdivision (A), be necessary to constitute a quorum for the election of the directors whom the holders of such class of stock are entitled to elect. In the absence of such a quorum of the holders of stock of any particular class then entitled to vote for the election of directors, the holders of a majority of the shares of the stock of such class so present in person or represented by proxy may adjourn from time to time the meeting for the election of directors to be elected by such stock, without notice other than announcement at the meeting, until the requisite quorum of holders of such stock shall be obtained. The absence of a quorum of the holders of any class of stock then entitled to vote for the election of directors shall not, except as hereinbefore provided, prevent or invalidate the election by the other class or classes of stockholders of the directors which they are entitled to elect, if the necessary quorum of stockholders of such other class or classes is present in person or represented by proxy at any such meeting or any adjournment thereof.

                            (C) COMMON STOCK

       (a)  No holder of Common Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issue of stock, or securities convertible into, or carrying or evidencing any right to purchase, stock, of any class whatever, whether now or hereafter authorized, and whether issued for cash, property, services or otherwise.

       (b)  Except as otherwise provided by statute or by this Article V, voting rights for all purposes shall be vested exclusively in the holders of the Common Stock, who shall have one vote for each share held by them.

VI.    The following provisions are set forth herein for the regulation of the internal affairs of the Company:

       At the date hereof, the Company has issued and outstanding $120,000,000 aggregate principal amount of First Mortgage Bonds issued under and secured by the lien of the Company's Mortgage and Deed of Trust dated July 1, 1936, as amended and supplemented, heretofore made by the Company to The Riggs National Bank of Washington, D.C., as Trustee, which Mortgage and Deed of Trust, as amended and supplemented, constitutes a lien on substantially all the properties and franchises of the Company, other than cash, accounts receivable and other liquid assets, securities, leases by the Company as lessor, equipment and materials not installed as part of the fixed property, and electric energy and other materials, merchandise or supplies produced or purchased by the Company for sale, distribution or use. The Board of Directors of the Company may from time to time cause to be issued additional First Mortgage Bonds to be secured by said Mortgage and Deed of Trust, as heretofore or hereafter amended and supplemented, without limitation as to principal amount and without action by or approval of the Company's shareholders, and in connection therewith may cause to be executed and delivered by the Company such supplemental indentures, containing such additional covenants, as the Board may approve.

       Without the assent of the shareholders of any class the stated capital of the Company may, from time to time, be reduced in respect of shares of its Serial Preferred Stock reacquired in conversion and cancelled.

VII.   The address of the Company's registered office in the District of Columbia is 1900 Pennsylvania Avenue, N. W.; and the name of its registered agent at such address is Jack E. Strausman.

       The address of the Company's registered office in Virginia is 8280 Greensboro Drive, #900, P.O. Box 9346, Tyson's Corner, McLean, Virginia 22102; and the name of its registered agent at such address is John S. Stump, who is a resident of Virginia and a member of the Virginia State Bar.

VIII.  Unless otherwise provided in the By-Laws, the number of directors of the Company shall be twelve (12).

IX.    The business and affairs of the Company shall be managed by or under the direction of the Board of Directors. The number of directors shall be determined in accordance with the provisions of Article VIII. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At the 1987 annual meeting of shareholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term, and Class III directors for a three-year term. At each succeeding annual meeting of shareholders beginning in 1988, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed in accordance with the provisions of Article VIII, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, age and service limitations as may be set forth in the By-Laws, disqualification or removal from office. Any vacancy on the Board of Directors that results from other than an increase in the number of directors may be filled by a majority of the Board of Directors then in office even if less than a quorum, or by a sole remaining director. The term of any director elected by the Board of Directors to fill a vacancy not resulting from an increase in the number of directors shall expire at the next shareholders' meeting at which directors are elected, and the remainder of such term, if any, shall be filled by a director elected at such meeting.

       Notwithstanding the foregoing, whenever the holders of any class of stock issued by the Company shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Articles of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article IX unless expressly provided by such terms.

       Subject to the provisions of the preceding paragraphs, directors elected pursuant to this Article IX may be removed only for cause.

X.     In addition to any other vote that may be required by law or these Articles of Incorporation or the By-Laws of the Company, the affirmative vote of the holders of four-fifths of all the capital stock entitled to vote shall be required to amend, alter, or repeal Articles IX and X of these Articles of Incorporation, and Article I, Section 1, the second through the fourth paragraphs, Article I, Section 2, and Article II, Section 1 of the By-Laws of the Company; provided, however, that the power of the Board of Directors to amend, alter, or repeal the By-Laws shall not be affected by this Article X.

XI.    (A)  In addition to any affirmative vote required by law or these Articles of Incorporation or the By-Laws of the Company, and except as otherwise expressly provided in Paragraph (B) of this Article XI, a Business Combination (as hereinafter defined) shall require the affirmative vote of not less than sixty-six and two-thirds percent (66-2/3%) of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock (as hereinafter defined), voting together as a single class, excluding Voting Stock beneficially owned by any Interested Shareholder (as hereinafter defined). Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that a lesser percentage or separate class vote may be specified, by law or in any agreement with any national securities exchange or otherwise.

       (B)  The provisions of the preceding Paragraph (A) shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law or by any other provision of these Articles of Incorporation or the By-Laws of the Company, or any agreement with any national securities exchange, if all of the conditions specified in either of the following Paragraphs (1) or (2) are met or, in the case of a Business Combination not involving the payment of consideration to the holders of the Company's outstanding Capital Stock (as hereinafter defined), if the condition specified in the following Paragraph (1) is met:

            (1)  The Business Combination shall have been approved by a majority (whether such approval is made prior to or subsequent to the acquisition of beneficial ownership of the Voting Stock that caused the Interested Shareholder to become an Interested Shareholder) of the Continuing Directors (as hereinafter defined).

            (2)  All of the following conditions shall have been met with respect to every class or series of outstanding Capital Stock, whether or not the Interested Shareholder has previously acquired beneficial ownership of any shares of a particular class or series of Capital Stock:

                 (a)  The aggregate amount of cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of Common Stock in such Business Combination shall be at least equal to the highest amount determined under clauses (i), (ii), (iii), and (iv) below:

                      (i)    (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Interested Shareholder for any share of Common Stock in connection with the acquisition by the Interested Shareholder of beneficial ownership of shares of Common Stock (x) within the two-year period immediately prior to the first public announcement of the proposed Business Combination (the "Announcement Date") or (y) in the transaction in which it became an Interested Shareholder, whichever is higher, in either case as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to Common Stock;

                      (ii)   the Fair Market Value per share of Common Stock on the Announcement Date or on the date on which the Interested Shareholder became an Interested Shareholder (the "Determination Date"), whichever is higher, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to Common Stock;

                      (iii)  (if applicable) the price per share equal to the Fair Market Value per share of Common Stock determined pursuant to the immediately preceding clause (ii), multiplied by the ratio of (x) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Interested Shareholder for any share of Common Stock in connection with the acquisition by the Interested Shareholder of beneficial ownership of shares of Common Stock within the two-year period immediately prior to the Announcement Date, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to Common Stock to (y) the Fair Market Value per share of Common Stock on the first day in such two-year period on which the Interested Shareholder acquired beneficial ownership of any share of Common Stock, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to Common Stock; and

                      (iv)   the Company's net income per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the Announcement Date, multiplied by the higher of the then price/earnings multiple (if any) of such Interested Shareholder or the highest price/earnings multiple of the Company within the two-year period immediately preceding the Announcement Date (such price/earnings multiples being determined by dividing the highest price per share during a day as reported in the Wall Street Journal from the Composite Tape for the New York Stock Exchange by the immediately preceding publicly reported twelve-months earnings per share).

                 (b)  The aggregate amount of cash and the Fair Market Value, as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of shares of any class or series of outstanding Capital Stock, other than Common Stock, shall be at least equal to the highest amount determined under clauses (i), (ii), (iii), and (iv) below:

                      (i)    (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Interested Shareholder for any share of such class or series of Capital Stock in connection with the acquisition by the Interested Shareholder of beneficial ownership of shares of such class or series of Capital Stock (x) within the two-year period immediately prior to the Announcement Date or (y) in the transaction in which it became an Interested Shareholder, whichever is higher, in either case as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock;

                      (ii)   the Fair Market Value per share of such class or series of Capital Stock on the Announcement Date or on the Determination Date, whichever is higher, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock;

                      (iii)  (if applicable) the price per share equal to the Fair Market Value per share of such class or series of Capital Stock determined pursuant to the immediately preceding clause (ii), multiplied by the ratio of (x) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by or on behalf of the Interested Shareholder for any share of such class or series of Capital Stock in connection with the acquisition by the Interested Shareholder of beneficial ownership of shares of such class or series of Capital Stock within the two-year period immediately prior to the Announcement Date, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock to (y) the Fair Market Value per share of such class or series of Capital Stock on the first day in such two-year period on which the Interested Shareholder acquired beneficial ownership of any share of such class or series of Capital Stock, as adjusted for any subsequent stock split, stock dividend, subdivision or reclassification with respect to such class or series of Capital Stock; and

                      (iv)   (if applicable) the highest preferential amount per share to which the holders of shares of such class or series of Capital Stock would be entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company regardless of whether the Business Combination to be consummated constitutes such an event.

                 (c)  The consideration to be received by holders of a particular class or series of outstanding Capital Stock shall be in cash or in the same form as previously has been paid by or on behalf of the Interested Shareholder in connection with its direct or indirect acquisition of beneficial ownership of shares of such class or series of Capital Stock. If the consideration previously paid by the Interested Shareholder to acquire shares of any class or series of Capital Stock varied among the recipients thereof as to form, the form of consideration to be paid for such class or series of Capital Stock in connection with the Business Combination shall be either cash or the form used to acquire beneficial ownership of the largest number of shares of such class or series of Capital Stock previously acquired by the Interested Shareholder.

                 (d)  After the Determination Date and prior to the consummation of such Business Combination: (i) except as approved by a majority of the Continuing Directors, there shall have been no failure to declare and pay at the regular date therefor any full quarterly dividends (whether or not cumulative) payable in accordance with the terms of any outstanding Capital Stock; (ii) there shall have been no reduction in the annual rate of dividends paid on the Common Stock (except as necessary to reflect any stock split, stock dividend or subdivision of the Common Stock), except as approved by a majority of the Continuing Directors; (iii) there shall have been an increase in the annual rate of dividends paid on the Common Stock as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction that has the effect of reducing the number of outstanding shares of Common Stock, unless the failure so to increase such annual rate is approved by a majority of the Continuing Directors; and (iv) such Interested Shareholder shall not have become the beneficial owner of any additional shares of Capital Stock except as part of the transaction that results in such Interested Shareholder becoming an Interested Shareholder and except in a transaction that, after giving effect thereto, would not result in any increase in the Interested Shareholder's percentage of beneficial ownership of any class or series of Capital Stock.

                 (e)  After the Determination Date, such Interested Shareholder shall not have received the benefit, directly or indirectly (except proportionately as a shareholder of the Company), of any loans, advances, guarantees, pledges or other financial assistance or any tax credits or other tax advantages provided by the Company, whether in anticipation of or in connection with such Business Combination or otherwise.

                 (f)  A proxy or information statement describing the proposed Business Combination and complying with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the "Act") (or any subsequent provisions replacing such Act, rules or regulations) shall be mailed to all shareholders of the Company at least 30 days prior to the consummation of such Business Combination (whether or not such proxy or information statement is required to be mailed pursuant to such Act or subsequent provisions). The proxy or information statement shall contain on the first page thereof, in a prominent place, any statement as to the advisability (or inadvisability) of the Business Combination that the Continuing Directors, or any of them, may choose to make and, if deemed advisable by a majority of the Continuing Directors, the opinion of an investment banking firm selected by a majority of the Continuing Directors as to the fairness (or not) of the terms of the Business Combination from a financial point of view to the holders of the outstanding shares of Capital Stock other than the Interested Shareholder and its Affiliates or Associates (as hereinafter defined), such investment banking firm to be paid a reasonable fee for its services by the Company.

                 (g)  Such Interested Shareholder shall not have made any major change in the Company's business or equity capital structure without the approval of a majority of the Continuing Directors.

       (C)  The following definitions shall apply with respect to this Article XI:

            (1)  The term "Business Combination" shall mean:

                 (a)  any merger or consolidation of the Company or any Subsidiary (as hereinafter defined) with (i) any Interested Shareholder or (ii) any other company (whether or not itself an Interested Shareholder) which is or after such merger or consolidation would be an Affiliate or Associate of an Interested Shareholder; or

                 (b)  any sale, lease, exchange, mortgage, pledge, transfer or other disposition or security arrangement, investment, loan, advance, guarantee, agreement to purchase, agreement to pay, extension of credit, joint venture participation or other arrangement (in one transaction or a series of transactions) with or for the benefit of any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder involving any assets, securities or commitments of the Company or any Subsidiary having an aggregate Fair Market Value and/or involving aggregate commitments of $10,000,000 or more or constituting more than 5 percent of the book value of the total assets (in the case of transactions involving assets or commitments other than Capital Stock) or 5 percent of the shareholders' equity (in the case of transactions in Capital Stock) of the entity in question (the "Substantial Part"), as reflected in the most recent fiscal year-end consolidated balance sheet of such entity existing at the time the shareholders of the Company would be required, pursuant to Paragraph A of this Article XI, to approve or authorize the Business Combination involving the assets, securities and/or commitments constituting any Substantial Part; or

                 (c)  the adoption of any plan or proposal for the liquidation or dissolution of the Company which is voted for or consented to by any Interested Shareholder or any Affiliate or Associate thereof; or

                 (d)  any reclassification of securities (including any reverse stock split), or recapitalization of the Company, or any merger or consolidation of the Company with any of its Subsidiaries or any other transaction (whether or not with or otherwise involving an Interested Shareholder) that has the effect, directly or indirectly, of increasing the proportionate share of any class or series of Capital Stock, or any securities convertible into Capital Stock or into equity securities of any Subsidiary, that is beneficially owned by any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder; or

                 (e)  any agreement, contract or other arrangement providing for any one or more of the actions specified in the foregoing clauses (a) to (d).

            (2)  The term "Capital Stock" shall mean all capital stock of the Company authorized to be issued from time to time under Article IV of these Articles of Incorporation, and the term "Voting Stock" shall mean all Capital Stock that by its terms may be voted on all matters submitted to shareholders of the Company generally.

            (3)  The term "person" shall mean any individual, firm, company or other entity and shall include any group comprised of any person and any other person with whom such person or any Affiliate or Associate of such person has any agreement, arrangement or understanding, directly or indirectly, for the purpose of acquiring, holding, voting or disposing of Capital Stock.

            (4)  The term "Interested Shareholder" shall mean any person (other than the Company or any Subsidiary and other than any profit-sharing, employee stock ownership or other employee benefit plan of the Company or any Subsidiary or any trustee of or fiduciary with respect to any such plan when acting in such capacity) who (a) is the beneficial owner of Voting Stock representing ten percent (10%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock; or (b) is an Affiliate or Associate of the Company and at any time within the two-year period immediately prior to the Announcement Date was the beneficial owner of Voting Stock representing ten percent (10%) or more of the votes entitled to be cast by the holders of all then outstanding shares of Voting Stock.

            (5)  A person shall be a "beneficial owner" of any Capital Stock (a) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; (b) which such person or any of its Affiliates or Associates has, directly or indirectly, (i) the right to acquire (whether such right is exercisable immediately or subject only to the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (ii) the right to vote pursuant to any agreement, arrangement or understanding; or (c) which is beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Capital Stock. For purposes of determining whether a person is an Interested Shareholder pursuant to Paragraph (4) of this Section (C), the number of shares of Capital Stock deemed to be outstanding shall include shares deemed beneficially owned by such person through application of this Paragraph (5) of Section (C), but shall not include any other shares of Capital Stock that may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

            (6)  The terms "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Act as in effect on the date that Article XI is approved by the Board (the term "registrant" in said Rule 12b-2 meaning in this case the Company).

            (7)  The term "Subsidiary" means any company of which a majority of any class of equity security is beneficially owned by the Company; provided, however, that for the purposes of the definition of Interested Shareholder set forth in Paragraph (4) of this Section (C), the term "Subsidiary" shall mean only a company of which a majority of each class of equity security is beneficially owned by the Company.

            (8)  The term "Continuing Director" means any member of the Board of Directors of the Company (the "Board of Directors"), while such person is a member of the Board of Directors, who is not an Affiliate or Associate or representative of the Interested Shareholder and was a member of the Board of Directors prior to the time that the Interested Shareholder became an Interested Shareholder, and any successor of a Continuing Director while such successor is a member of the Board of Directors, who is not an Affiliate or Associate or representative of the Interested Shareholder and is recommended or elected to succeed the Continuing Director by a majority of Continuing Directors.

            (9)  The term "Fair Market Value" means (a) in the case of cash, the amount of such cash; (b) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Act on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any similar system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Continuing Directors in good faith; and (c) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of the Continuing Directors.

           (10)  In the event of any Business Combination in which the Company survives, the phrase "consideration other than cash to be received" as used in Paragraphs (2)(a) and (2)(b) of Section (B) of this Article XI shall include the shares of Common Stock and/or the shares of any other class or series of Capital Stock retained by the holders of such shares.

       (D)  A majority of the Continuing Directors shall have the power and duty to determine for the purposes of this Article XI, on the basis of information known to them after reasonable inquiry, (a) whether a person is an Interested Shareholder, (b) the number of shares of Capital Stock or other securities beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another, (d) whether the assets that are the subject of any Business Combination have, or the consideration to be received for the issuance or transfer of securities by the Company or any Subsidiary in any Business Combination has, an aggregate Fair Market Value of $10,000,000 or more, and (e) whether the assets or securities that are the subject of any Business Combination constitute a Substantial Part. Any such determination made in good faith shall be binding and conclusive on all parties.

       (E)  Nothing contained in this Article XI shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

       (F)  The fact that any Business Combination complies with the provisions of Section (B) of this Article XI shall not be construed to impose any fiduciary duty, obligation or responsibility on the Board of Directors, or any member thereof, to approve such Business Combination or recommend its adoption or approval to the shareholders of the Company, nor shall such compliance limit, prohibit or otherwise restrict in any manner the Board of Directors, or any member thereof, with respect to evaluations of or actions and responses taken with respect to such Business Combination.

       (G)  Notwithstanding any other provisions of these Articles of Incorporation or the By-Laws of the Company (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, these Articles of Incorporation or the By-Laws of the Company), the affirmative vote of the holders of not less than four-fifths of the votes entitled to be cast by the holders of all the then outstanding shares of Voting Stock, voting together as a single class, shall be required to amend or repeal, or adopt any provisions inconsistent with, this Article XI; provided, however, that this Section (G) shall not apply to, and such four-fifths vote shall not be required for, any amendment, repeal or adoption unanimously recommended by the Board of Directors if all of such directors are persons who would be eligible to serve as Continuing Directors within the meaning of Section (C), Paragraph (8) of this Article XI.

       IN WITNESS WHEREOF, Potomac Electric Power Company has duly caused these Restated Articles of Incorporation to be duly executed (in duplicate) in its name by Dennis R. Wraase, one of its Senior Vice Presidents, and by Betty K. Cauley, its Secretary, and its corporate seal to be hereunto affixed and duly attested by Betty K. Cauley, its Secretary, all as of the 22nd day of December, 1992.

[Corporate Seal] Attest: BETTY K. CAULEY Betty K. Cauley Secretary	POTOMAC ELECTRIC POWER COMPANY By D. R. WRAASE Dennis R. Wraase Senior Vice President By BETTY K. CAULEY Betty K. Cauley Secretary

DISTRICT OF COLUMBIA, ss.:

       I, Indiana C. Shepp, a notary public, do hereby certify that on this 22nd day of December, 1992, personally appeared before me Dennis R. Wraase, who, being by me first duly sworn, declared that he is a Senior Vice President of Potomac Electric Power Company, that he signed the foregoing document as Senior Vice President of the corporation, and that the statements therein contained are true.

[NOTARIAL SEAL]	INDIANA C. SHEPP Notary Public, D. C. My commission expires: June 14, 1992

CERTIFICATE OF
POTOMAC ELECTRIC POWER COMPANY

       Pursuant to Virginia Code Section 13.1-711 D., Potomac Electric Power

Company, through Betty K. Cauley, its Secretary and Associate General Counsel,

hereby certifies that the accompanying Restated Articles of Incorporation and

Articles of Restatement do not contain an amendment to the Articles of

Incorporation requiring shareholder approval and were duly adopted by the

Board of Directors of the Company on December 21, 1992.

       WHEREFORE, this Certificate has been duly executed this 22nd day of

December, 1992.

                                        POTOMAC ELECTRIC POWER COMPANY

                                        By:       BETTY K. CAULEY
                                                  Betty K. Cauley
                                                   Secretary and
                                             Associate General Counsel

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

POTOMAC ELECTRIC POWER COMPANY

     Pursuant to the provisions of Section 29-356 of Title 29 of the District of Columbia Code (Section 56 of the District of Columbia Business Corporation Act, as amended) and Section 13.1-710 of the Code of Virginia (chapter 522 of the Virginia Stock Corporation Act), the undersigned corporation adopts these Articles of Amendment to its Articles of Incorporation.

FIRST:

       The name of the Company is Potomac Electric Power Company.

SECOND:

       The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation in the manner prescribed by the District of Columbia Business Corporation Act and the Virginia State Corporation Act:

       Article IV of the Articles of Incorporation is hereby amended to read as follows:

       IV.  The aggregate number of shares which the Company shall have authority to issue is 220,042,227 divided into three classes: the first consisting of 11,242,227 shares of the par value of $50 each; the second consisting of 8,800,000 shares of the par value of $25 each; and the third consisting of 200,000,000 shares of the par value of $1 each.

       The first paragraph of Article V of the Articles of Incorporation is hereby amended to read as follows:

       V.    Said 11,242,227 shares of the par value of $50 each are designated as Serial Preferred Stock; said 8,800,000 shares of the par value of $25 each are designated as Preference Stock; and said 200,000,000 shares of the par value of $1 each are designated as Common Stock. Such of said authorized shares of Serial Preferred Stock, Preference Stock and Common Stock as are unissued at any time may be issued, in whole or in part, at such time, or from time to time, by action of the Board of Directors of the Company, subject to the laws in force in the District of Columbia and the Commonwealth of Virginia and the terms and conditions set forth in the Articles of Incorporation, as amended of the Company.

       The number of shares of Serial Preferred Stock appearing in Article V, Section (A), subparagraphs (b)(1) and (2) and (g) is hereby amended to read 11,242,227.

THIRD:

       The amendment to increase by 5,000,000 shares the authorized number of shares of Serial Preferred Stock was proposed and recommended by the Board of Directors of the corporation and submitted to and approved by its shareholders in accordance with the corporation's Articles of Incorporation and applicable law.

FOURTH:

       The amendment was adopted by the shareholders on May 20, 1993. The number of shares of the corporation outstanding at the time of such adoption was 120,430,936. The number of shares entitled to vote at such time on the amendment was 119,962,841, the designation and number of which shares of each class were as follows:

                Class                                Number of Shares

      Common Stock                                    114,471,011

       Serial Preferred Stock                            5,491,830

       The number of shares of each class entitled to vote on the amendment that were voted for and against the amendment were:

                                               Number of Shares Voted
              Class                            For             Against

      Common Stock                        78,854,276         7,415,274

       Serial Preferred Stock               4,263,996           234,178

FIFTH:

       The amendment does not provide for an exchange, reclassification, or cancellation of issued shares.

SIXTH:

       The amendment does not effect a change in the amount of stated capital, or paid-in surplus, or both, of the corporation.

       IN WITNESS WHEREOF, the Potomac Electric Power Company has caused these Articles of Amendment to be duly executed (in duplicate) in its name by William T. Torgerson, one of its Vice Presidents, and by Mary T. Howard, one of its Assistant Secretaries, and its corporate seal to be hereunto affixed and duly attested by Mary T. Howard, one of its Assistant Secretaries, all as of the 20th day of May, 1993.

[Corporate Seal] Attest: M. T. HOWARD Assistant Secretary	POTOMAC ELECTRIC POWER COMPANY By: WILLIAM T. TORGERSON Dennis R. Wraase Vice President By: M. T. HOWARD Assistant Secretary

DISTRICT OF COLUMBIA, ss.:

       I, Indiana C. Shepp, a notary public, do hereby certify that on this 20th day of May, 1993, personally appeared before me William T. Torgerson, who, being by me first duly sworn, declared that he is a Vice President of Potomac Electric Power Company, that he signed the foregoing document as Vice President of the corporation, and that the statements therein contained are true.

[NOTARIAL SEAL]	INDIANA C. SHEPP Notary Public, D. C. My commission expires: June 14, 1995

DISTRICT OF COLUMBIA
STATEMENT OF
CANCELLATION OF REDEEMABLE SHARES
OF
POTOMAC ELECTRIC POWER COMPANY

            Under the provisions of Section 29-359 of Chapter 3 of Title 29 of the District of Columbia Code, 1981 Edition (Section 59 of the District of Columbia Business Corporation Act, as amended), the undersigned corporation submits this statement of cancellation, pursuant to the provisions of its articles of incorporation, of redeemable shares of the corporation reacquired by it subsequent to the close of business on December 17, 1992, and prior to the close of business on December 16, 1993, through their conversion, in accordance with their terms, into shares of its common stock, and through redemption subsequent to the close of business on December 17, 1992, and prior to the close of business on December 16, 1993 of 30,000 shares of Serial Preferred Stock, $3.37 Series of 1987:

FIRST:   The name of the corporation is Potomac Electric Power Company.

SECOND:  The aggregate number of shares which the corporation had authority to issue is 220,042,227*, itemized as follows:

    CLASS                    SERIES                          NUMBER OF SHARES

Common Stock                    -                                200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible
                         Series of 1966                              10,027
                        $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         982,200
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

_______________
*Includes additional shares authorized in Articles of Amendment to the Articles of Incorporation dated May 20, 1993.

THIRD:   The number of shares of the corporation so cancelled is 31,183 itemized as follows:

     CLASS                       SERIES                      NUMBER OF SHARES

Serial Preferred
  Stock                $2.44 Convertible Series of 1966               1,183
                       $3.37 Series of 1987                          30,000

FOURTH:  The number of shares which the corporation has authority to issue after giving effect to such cancellation is 220,011,044, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                         -                           200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible
                         Series of 1966                               8,844
                        $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         952,200
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

FIFTH:   The aggregate number of issued shares of the corporation after giving effect to such cancellation is 122,926,152 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                       -                             117,465,108

Preference Stock       Undesignated as to series                       NONE

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible
                         Series of 1966                               8,844
                        $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         952,200
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

SIXTH:    After giving effect to such cancellation, the amounts of the stated capital and paid-in surplus of the corporation, computed in accordance with the provisions of the District of Columbia Business Corporation Act, as amended, are $390,517,308 and $989,419,430.89, respectively.

DATED:  December 21, 1993
                                          POTOMAC ELECTRIC POWER COMPANY

                                          By           H. L. DAVIS
                                                     H. Lowell Davis
                                                    Vice Chairman and
                                                Chief Financial Officer

[Corporate Seal]

Attest:

    M. T. HOWARD
    M. T. Howard
  Assistant Secretary

DISTRICT OF COLUMBIA, ss.:

      I, Lisa A. Poole, a Notary Public, do hereby certify that on this 21st day of December, 1993, personally appeared before me H. Lowell Davis, who, being by me first duly sworn, declared that he is Vice Chairman and Chief Financial Officer of Potomac Electric Power Company, that he signed the foregoing document as Vice Chairman and Chief Financial Officer of the corporation, and that the statements therein contained are true.

                                                     LISA A. POOLE
                                                 Notary Public, D. C.

[Notarial Seal]

ARTICLES OF AMENDMENT

OF

POTOMAC ELECTRIC POWER COMPANY

     Under the provisions of Section 13.1-652 of the Code of Virginia, as amended, the undersigned corporation submits these Articles of Amendment.

FIRST:    The name of the corporation is Potomac Electric Power Company.

SECOND:   The reduction in the number of authorized shares of the corporation is 31,183, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Serial Preferred
  Stock                $2.44 Convertible Series
                         of 1966                                      1,183
                        $3.37 Series of 1987                          30,000

THIRD:    The total number of authorized shares of the corporation remaining after giving effect to such reduction is 220,011,044, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                       -                             200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series
                         of 1966                                      8,844
                        $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         952,200
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

     The Articles of Incorporation prohibit the reissuance of acquired shares.

FOURTH:    The reduction in the number of authorized shares was duly authorized by the Board of Directors on December 20, 1993.

DATED:  December 21, 1993

                                          POTOMAC ELECTRIC POWER COMPANY

                                          By          H. L. DAVIS
                                                    H. Lowell Davis
                                                   Vice Chairman and
                                                Chief Financial Officer
[Corporate Seal]

Attest:

    M. T. HOWARD
    M. T. Howard
Assistant Secretary

DISTRICT OF COLUMBIA
STATEMENT OF
CANCELLATION OF REDEEMABLE SHARES
OF
POTOMAC ELECTRIC POWER COMPANY

     Under the provisions of Section 29-359 of Chapter 3 of Title 29 of the District of Columbia Code, 1981 Edition (Section 59 of the District of Columbia Business Corporation Act, as amended), the undersigned corporation submits this statement of cancellation, pursuant to the provisions of its articles of incorporation, of redeemable shares of the corporation reacquired by it subsequent to the close of business on December 16, 1993, and prior to the close of business on December 12, 1994, through their conversion, in accordance with their terms, into shares of its common stock, and through redemption subsequent to the close of business on December 16, 1993, and prior to the close of business on December 12, 1994 of 50,949 shares of Serial Preferred Stock, $3.37 Series of 1987:

FIRST:     The name of the corporation is Potomac Electric Power Company.

SECOND:    The aggregate number of shares which the corporation had authority to issue is 220,011,044, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series
                         of 1966                                      8,844
                        $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         952,200
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

THIRD:     The number of shares of the corporation so cancelled is 51,610 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Serial Preferred
  Stock                $2.44 Convertible Series of 1966                 661
                        $3.37 Series of 1987                          50,949

FOURTH:    The number of shares which the corporation has authority to issue after giving effect to such cancellation is 219,959,434, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series of 1966               8,183
                       $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         901,251
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

FIFTH:     The aggregate number of issued shares of the corporation after giving effect to such cancellation is 123,557,532 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              118,148,098

Preference Stock                  -                                     NONE

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series of 1966               8,183
                       $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         901,251
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000

SIXTH:     After giving effect to such cancellation, the amounts of the stated capital and paid-in surplus of the corporation, computed in accordance with the provisions of the District of Columbia Business Corporation Act, as amended, are $388,619,798 and $1,004,683,941.72, respectively.

DATED:  December 16, 1994

                                          POTOMAC ELECTRIC POWER COMPANY

                                          By         H. L. DAVIS
                                                   H. Lowell Davis
                                                  Vice Chairman and
                                               Chief Financial Officer

[Corporate Seal]

Attest:

    M. T. HOWARD
    M. T. Howard
Assistant Secretary

DISTRICT OF COLUMBIA, ss.:

     I, Indiana C. Shepp, a Notary Public, do hereby certify that on this 16th day of December, 1994, personally appeared before me H. Lowell Davis, who, being by me first duly sworn, declared that he is Vice Chairman and Chief Financial Officer of Potomac Electric Power Company, that he signed the foregoing document as Vice Chairman and Chief Financial Officer of the corporation, and that the statements therein contained are true.

                                                INDIANA C. SHEPP
                                                 Notary Public, D. C.

[Notarial Seal]                  My commission expires: June 14, 1995

ARTICLES OF AMENDMENT

OF

POTOMAC ELECTRIC POWER COMPANY

     Under the provisions of Section 13.1-652 of the Code of Virginia, as amended, the undersigned corporation submits these Articles of Amendment.

FIRST:     The name of the corporation is Potomac Electric Power Company.

SECOND:    The reduction in the number of authorized shares of the corporation is 51,610, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Serial Preferred
  Stock                $2.44 Convertible Series
                         of 1966                                        661
                       $3.37 Series of 1987                          50,949

THIRD:     The total number of authorized shares of the corporation remaining after giving effect to such reduction is 219,959,434, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series
                         of 1966                                      8,183
                        $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         901,251
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

     The Articles of Incorporation prohibit the reissuance of acquired shares.

FOURTH:    The reduction in the number of authorized shares was duly authorized by the Board of Directors on December 15, 1994.

DATED:  December 16, 1994

                                          POTOMAC ELECTRIC POWER COMPANY

                                          By         H. L. DAVIS
                                                   H. Lowell Davis
                                                  Vice Chairman and
                                              Chief Financial Officer

[Corporate Seal]

Attest:

    M. T. HOWARD
    M. T. Howard
Assistant Secretary

DISTRICT OF COLUMBIA
STATEMENT OF
CANCELLATION OF REDEEMABLE SHARES
OF
POTOMAC ELECTRIC POWER COMPANY

     Under the provisions of Section 29-359 of Chapter 3 of Title 29 of the District of Columbia Code, 1981 Edition (Section 59 of the District of Columbia Business Corporation Act, as amended), the undersigned corporation submits this statement of cancellation, pursuant to the provisions of its articles of incorporation, of redeemable shares of the corporation reacquired by it subsequent to the close of business on December 12, 1994, and prior to the close of business on December 14, 1995, through their conversion, in accordance with their terms, into shares of its common stock, and through redemption subsequent to the close of business on December 12, 1994, and prior to the close of business on December 14, 1995 of 31,555 shares of Serial Preferred Stock, $3.37 Series of 1987:

FIRST:     The name of the corporation is Potomac Electric Power Company.

SECOND:    The aggregate number of shares which the corporation had authority to issue is 219,959,434 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                       -                             200,000,000

Preference             Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series
                         of 1966                                      8,183
                        $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         901,251
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

THIRD:     The number of shares of the corporation so cancelled is 33,212 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Serial Preferred
  Stock                $2.44 Convertible Series
                         of 1966                                      1,657
                        $3.37 Series of 1987                          31,555

FOURTH:    The number of shares which the corporation has authority to issue after giving effect to such cancellation is 219,926,222, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series
                         of 1966                                      6,526
                        $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         869,696
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

FIFTH:     The aggregate number of issued shares of the corporation after giving effect of such cancellation is 123,870,682 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                       -                             118,494,460

Preference Stock                   -                                    NONE

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series of 1966               6,526
                       $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         869,696
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000

SIXTH:     After giving effect to such cancellation, the amounts of the stated capital and paid-in surplus of the corporation, computed in accordance with the provisions of the District of Columbia Business Corporation Act, as amended, are $387,305,560 and $1,010,531,171.08, respectively.

DATED:  December 20, 1995

                                          POTOMAC ELECTRIC POWER COMPANY

                                          By       H. LOWELL DAVIS
                                                   H. Lowell Davis
                                                  Vice Chairman and
                                               Chief Financial Officer

[Corporate Seal]

Attest:

   ELLEN SHERIFF ROGERS
   Ellen Sheriff Rogers
   Assistant Secretary

DISTRICT OF COLUMBIA, ss.:

     I, Michelle T. Brown, a Notary Public, do hereby certify that on this 20th day of December, 1995, personally appeared before me H. Lowell Davis, who, being by first duly sworn, declared that he is Vice Chairman and Chief Financial Officer of Potomac Electric Power Company, that he signed the foregoing document as Vice Chairman and Chief Financial Officer of the corporation, and that the statements therein contained are true.

                                                 MICHELLE T. BROWN
                                                 Notary Public, D. C.

[Notarial Seal]                          My commission expires:  11-14-97

ARTICLES OF AMENDMENT

OF

POTOMAC ELECTRIC POWER COMPANY

     Under the provisions of Section 13.1-652 of the Code of Virginia, as amended, the undersigned corporation submits these Articles of Amendment.

FIRST:     The name of the corporation is Potomac Electric Power Company.

SECOND:    The reduction in the number of authorized shares of the corporation is 33,212, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Serial Preferred
  Stock                $2.44 Convertible Series of 1966               1,657
                       $3.37 Series of 1987                          31,555

THIRD: The total number of authorized shares of the corporation remaining after giving effect to such reduction is 219,926,222, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                       -                             200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series of 1966               6,526
                       $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         869,696
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

     The Articles of Incorporation prohibit the reissuance of acquired shares.

FOURTH:     The reduction in the number of authorized shares was duly authorized by the Board of Directors on December 18, 1995.

DATED:  December 20, 1995

                                          POTOMAC ELECTRIC POWER COMPANY

                                          By         H. L. DAVIS
                                                  H. Lowell Davis
                                                 Vice Chairman and
                                              Chief Financial Officer

[Corporate Seal]

Attest:

   ELLEN SHERIFF ROGERS
   Ellen Sheriff Rogers
   Assistant Secretary

DISTRICT OF COLUMBIA
STATEMENT OF
CANCELLATION OF REDEEMABLE SHARES
OF
POTOMAC ELECTRIC POWER COMPANY

     Under the provisions of Section 29-359 of Chapter 3 of Title 29 of the District of Columbia Code, 1981 Edition (Section 59 of the District of Columbia Business Corporation Act, as amended), the undersigned corporation submits this statement of cancellation, pursuant to the provisions of its articles of incorporation, of redeemable shares of the corporation reacquired by it subsequent to the close of business on December 14, 1995, and prior to the close of business on December 12, 1996, through their conversion, in accordance with their terms, into shares of its common stock:

FIRST:     The name of the corporation is Potomac Electric Power Company.

SECOND:    The aggregate number of shares which the corporation had authority to issue is 219,926,222 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              200,000,000

Preference             Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series of 1966               6,526
                       $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         869,696
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

THIRD:     The number of shares of the corporation so cancelled is 573 itemized as follows:

     CLASS                      SERIES                        NUMBER OF SHARES

Serial Preferred
  Stock                $2.44 Convertible Series of 1966                 573

FOURTH:    The number of shares which the corporation has authority to issue after giving effect to such cancellation is 219,925,649, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                     -                               200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series of 1966               5,953
                       $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         869,696
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

FIFTH:     The aggregate number of issued shares of the corporation after giving effect of such cancellation is 123,875,670 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              118,500,021

Preference Stock                  -                                     NONE

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series of 1966               5,953
                       $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         869,696
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000

SIXTH: After giving effect to such cancellation, the amounts of the stated capital and paid-in surplus of the corporation, computed in accordance with the provisions of the District of Columbia Business Corporation Act, as amended, are $387,282,471 and $1,010,424,927.80, respectively.

DATED: December 17, 1996

                                          POTOMAC ELECTRIC POWER COMPANY

                                          By         D. R. WRAASE
                                                  Dennis R. Wraase
                                              Senior Vice President and
                                               Chief Financial Officer

[Corporate Seal]

Attest:

   ELLEN SHERIFF ROGERS
   Ellen Sheriff Rogers
        Secretary

DISTRICT OF COLUMBIA, ss.:

I, Lisa A. Poole, a Notary Public, do hereby certify that on this 17th day of December, 1996, personally appeared before me Dennis R. Wraase, who, being by me first duly sworn, declared that he is Senior Vice President and Chief Financial Officer of Potomac Electric Power Company, that he signed the foregoing document as Senior Vice President and Chief Financial Officer of the corporation, and that the statements therein contained are true.

                                                    LISA A. POOLE
                                                Notary Public, D. C.

[Notarial Seal]                         My commission expires: 7-31-97

ARTICLES OF AMENDMENT

OF

POTOMAC ELECTRIC POWER COMPANY

     Under the provisions of Section 13.1-652 of the Code of Virginia, as amended, the undersigned corporation submits these Articles of Amendment.

FIRST:     The name of the corporation is Potomac Electric Power Company.

SECOND: The reduction in the number of authorized shares of the corporation is 573, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Serial Preferred
  Stock                $2.44 Convertible Series of 1966                 573

THIRD:     The total number of authorized shares of the corporation remaining after giving effect to such reduction is 219,925,649, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series of 1966               5,953
                       $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         869,696
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

     The Articles of Incorporation prohibit the reissuance of acquired shares.

FOURTH:     The reduction in the number of authorized shares was duly authorized by the Board of Directors on December 16, 1996.

DATED: December 17, 1996

                                          POTOMAC ELECTRIC POWER COMPANY

                                          By         D. R. WRAASE
                                                   Dennis R. Wraase
                                              Senior Vice President and
                                               Chief Financial Officer

[Corporate Seal]

Attest:

   ELLEN SHERIFF ROGERS
   Ellen Sheriff Rogers
        Secretary

DISTRICT OF COLUMBIA

STATEMENT OF

CANCELLATION OF REDEEMABLE SHARES

OF

POTOMAC ELECTRIC POWER COMPANY

     Under the provisions of Section 29-359 of Chapter 3 of Title 29 of the District of Columbia Code, 1981 Edition (Section 59 of the District of Columbia Business Corporation Act, as amended), the undersigned corporation submits this statement of cancellation, pursuant to the provisions of its articles of incorporation, of redeemable shares of the corporation reacquired by it subsequent to the close of business on December 12, 1996, and prior to the close of business on December 11, 1997, through their conversion, in accordance with their terms, into shares of its common stock, and through redemption subsequent to the close of business on December 12, 1996, and prior to the close of business on December 11, 1997 of 30,000 shares of Serial Preferred Stock, $3.37 Series of 1987.

FIRST:     The name of the corporation is Potomac Electric Power Company.

SECOND:    The aggregate number of shares which the corporation had authority to issue is 219,925,649 itemized as follows:

     CLASS                      SERIES                         NUMBER OF SHARES

Common Stock                        -                            200,000,000

Preference             Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series of 1966               5,953
                       $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         869,696
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

THIRD:     The number of shares of the corporation so cancelled is 30,148 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Serial Preferred
  Stock                $2.44 Convertible Series of 1966                 148
                        $3.37 Series of 1987                          30,000

FOURTH: The number of shares which the corporation has authority to issue after giving effect to such cancellation is 219,895,501, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series of 1966               5,805
                       $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         839,696
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

FIFTH:     The aggregate number of issued shares of the corporation after giving effect of such cancellation is 123,846,381 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              118,500,880

Preference Stock                  -                                     NONE

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series of 1966               5,805
                       $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         839,696
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000

SIXTH:     After giving effect to such cancellation, the amounts of the stated capital and paid-in surplus of the corporation, computed in accordance with the provisions of the District of Columbia Business Corporation Act, as amended, are $385,775,930 and $1,010,219,386.21, respectively.

DATED: December 17, 1997

                                          POTOMAC ELECTRIC POWER COMPANY

                                          By         D. R. WRAASE
                                                   Dennis R. Wraase
                                              Senior Vice President and
                                               Chief Financial Officer

[Corporate Seal]

Attest:

   ELLEN SHERIFF ROGERS
   Ellen Sheriff Rogers
        Secretary

DISTRICT OF COLUMBIA, ss.:

     I, Loretta S. Thompson, a Notary Public, do hereby certify that on this 17th day of December, 1997, personally appeared before me Dennis R. Wraase, who, being by me first duly sworn, declared that he is Senior Vice President and Chief Financial Officer of Potomac Electric Power Company, that he signed the foregoing document as Senior Vice President and Chief Financial Officer of the corporation, and that the statements therein contained are true.

                                                  LORETTA S. THOMPSON
                                                  Notary Public, D. C.

[Notarial Seal]                        My commission expires:  12/31/2002

ARTICLES OF AMENDMENT

OF

POTOMAC ELECTRIC POWER COMPANY

     Under the provisions of Section 13.1-652 of the Code of Virginia, as amended, the undersigned corporation submits these Articles of Amendment.

FIRST:     The name of the corporation is Potomac Electric Power Company.

SECOND:    The reduction in the number of authorized shares of the corporation is 30,148, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Serial Preferred
  Stock                $2.44 Convertible Series of 1966                 148
                        $3.37 Series of 1987                          30,000

THIRD:     The total number of authorized shares of the corporation remaining after giving effect to such reduction is 219,895,501, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                       -                             200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series of 1966               5,805
                       $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         839,696
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

     The Articles of Incorporation prohibit the reissuance of acquired shares.

FOURTH:    The reduction in the number of authorized shares was duly authorized by the Board of Directors on December 15, 1997.

DATED: December 17, 1997

[Corporate Seal]                         POTOMAC ELECTRIC POWER COMPANY

Attest:

   ELLEN SHERIFF ROGERS                  By         D. R. WRAASE
   Ellen Sheriff Rogers                           Dennis R. Wraase
       Secretary                             Senior Vice President and
                                               Chief Financial Officer

DISTRICT OF COLUMBIA

STATEMENT OF

CANCELLATION OF REDEEMABLE SHARES

OF

POTOMAC ELECTRIC POWER COMPANY

     Under the provisions of Section 29-359 of Chapter 3 of Title 29 of the District of Columbia Code, 1981 Edition (Section 59 of the District of Columbia Business Corporation Act, as amended), the undersigned corporation submits this statement of cancellation, pursuant to the provisions of its articles of incorporation, of redeemable shares of the corporation reacquired by it subsequent to the close of business on December 12, 1997, and prior to the close of business on December 11, 1998, through their conversion, in accordance with their terms, into shares of its common stock, and through redemption subsequent to the close of business on December 12, 1997, and prior to the close of business on December 11, 1998 of 1,278 shares of Serial Preferred Stock, $2.44 Convertible Series of 1966, 500,000 shares of Serial Preferred Stock, $3.82 Series of 1969, 839,696 shares of Serial Preferred Stock, $3.37 Series of 1987 and 1,000,000 shares of Serial Preferred Stock, $3.89 Series of 1991.

FIRST:     The name of the corporation is Potomac Electric Power Company.

SECOND:    The aggregate number of shares which the corporation had authority to issue is 219,895,501 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              200,000,000

Preference             Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $2.44 Convertible Series of 1966               5,805
                       $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         839,696
                        Auction Series A                           1,000,000
                        $3.89 Series of 1991                       1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

THIRD:     The number of shares of the corporation so cancelled is 2,345,501 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Serial Preferred
  Stock                $2.44 Convertible Series of 1966               5,805
                       $3.82 Series of 1969                         500,000
                        $3.37 Series of 1987                         839,696
                        $3.89 Series of 1991                       1,000,000

FOURTH:    The number of shares which the corporation has authority to issue after giving effect to such cancellation is 217,550,000, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        Auction Series A                           1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

FIFTH: The aggregate number of issued shares of the corporation after giving effect of such cancellation is 121,527,287 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              118,527,287

Preference Stock                  -                                     NONE

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        Auction Series A                           1,000,000
                        $3.40 Series of 1992                       1,000,000

SIXTH:     After giving effect to such cancellation, the amounts of the stated capital and paid-in surplus of the corporation, computed in accordance with the provisions of the District of Columbia Business Corporation Act, as amended, are $268,527,287 and $1,011,568,625.09, respectively.

DATED: December 16, 1998

(Corporate Seal)                         POTOMAC ELECTRIC POWER COMPANY

Attest:

   ELLEN SHERIFF ROGERS                  By         D. R. WRAASE
   Ellen Sheriff Rogers                           Dennis R. Wraase
       Secretary                              Senior Vice President and
                                                Chief Financial Officer

DISTRICT OF COLUMBIA, ss.:

     I, Lisa A. Poole, a Notary Public, do hereby certify that on this 16th day of December, 1998 personally appeared before me Dennis R. Wraase, who, being by me first duly sworn, declared that he is Senior Vice President and Chief Financial Officer of Potomac Electric Power Company, that he signed the foregoing document as Senior Vice President and Chief Financial Officer of the corporation, and that the statements therein contained are true.

                                                    LISA A. POOLE
                                                Notary Public, D. C.

[Notarial Seal]                         My commission expires:  7-31-02

ARTICLES OF AMENDMENT

OF
POTOMAC ELECTRIC POWER COMPANY

     Under the provisions of Section 13.1-652 of the Code of Virginia, as amended, the undersigned corporation submits these Articles of Amendment.

FIRST:     The name of the corporation is Potomac Electric Power Company.

SECOND:    The reduction in the number of authorized shares of the corporation is 2,345,501, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Serial Preferred
  Stock                $2.44 Convertible Series of 1966              5,805
                       $3.82 Series of 1969                        500,000
                        $3.37 Series of 1987                        839,696
                        $3.89 Series of 1991                      1,000,000

THIRD:     The total number of authorized shares of the corporation remaining after giving effect to such reduction is 217,550,000, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        Auction Series A                           1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

     The Articles of Incorporation prohibit the reissuance of acquired shares.

FOURTH:    The reduction in the number of authorized shares was duly authorized by the Board of Directors on December 14, 1998.

DATED: December 16, 1998

[Corporate Seal]                         POTOMAC ELECTRIC POWER COMPANY
Attest:

   ELLEN SHERIFF ROGERS                  By         D. R. WRAASE
   Ellen Sheriff Rogers                           Dennis R. Wraase
        Secretary                            Senior Vice President and
                                               Chief Financial Officer

DISTRICT OF COLUMBIA
STATEMENT OF
CANCELLATION OF REDEEMABLE SHARES
OF
POTOMAC ELECTRIC POWER COMPANY

     Under the provisions of Section 29-359 of Chapter 3 of Title 29 of the District of Columbia Code, 1981 Edition (Section 59 of the District of Columbia Business Corporation Act, as amended), the undersigned corporation submits this statement of cancellation, pursuant to the provisions of its articles of incorporation, of redeemable shares of the corporation reacquired by it through redemption subsequent to the close of business on December 11, 1998, and prior to the close of business on December 9, 1999, 1,000,000 shares of Serial Preferred Stock, Auction Series A.

FIRST:     The name of the corporation is Potomac Electric Power Company.

SECOND:    The aggregate number of shares which the corporation had authority to issue is 217,550,000 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              200,000,000

Preference             Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        Auction Series A                           1,000,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

THIRD:     The number of shares of the corporation so cancelled is 1,000,000 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Serial Preferred
  Stock                Auction Series A                           1,000,000

FOURTH:    The number of shares which the corporation has authority to issue after giving effect to such cancellation is 216,550,000, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

FIFTH:     The aggregate number of issued shares of the corporation after giving effect of such cancellation is 120,530,802 itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              118,530,802

Preference Stock                  -                                     NONE

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $3.40 Series of 1992                       1,000,000

SIXTH:     After giving effect to such cancellation, the amounts of the stated capital and paid-in surplus of the corporation, computed in accordance with the provisions of the District of Columbia Business Corporation Act, as amended, are $218,530,802 and $1,012,481,924.19, respectively.

DATED: December 14, 1999

(Corporate Seal)                         POTOMAC ELECTRIC POWER COMPANY
Attest:

   ELLEN SHERIFF ROGERS                            D. R. WRAASE
   Ellen Sheriff Rogers                          Dennis R. Wraase
        Secretary                          Executive Vice President and
                                              Chief Financial Officer

DISTRICT OF COLUMBIA, ss.:

     I, Lisa A. Poole, a Notary Public, do hereby certify that on this 14th day of December, 1999 personally appeared before me Dennis R. Wraase, who, being by me first duly sworn, declared that he is Executive Vice President and Chief Financial Officer of Potomac Electric Power Company, that he signed the foregoing document as Executive Vice President and Chief Financial Officer of the corporation, and that the statements therein contained are true.

                                                      LISA A. POOLE
                                                   Notary Public, D. C.

[Notarial Seal]                              My commission expires: 7-31-02

ARTICLES OF AMENDMENT
OF
POTOMAC ELECTRIC POWER COMPANY

     Under the provisions of Section 13.1-652 of the Code of Virginia, as amended, the undersigned corporation submits these Articles of Amendment.

FIRST:     The name of the corporation is Potomac Electric Power Company.

SECOND:    The reduction in the number of authorized shares of the corporation is 1,000,000, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Serial Preferred
  Stock                Auction Series A                           1,000,000

THIRD:     The total number of authorized shares of the corporation remaining after giving effect to such reduction is 216,550,000, itemized as follows:

     CLASS                      SERIES                      NUMBER OF SHARES

Common Stock                      -                              200,000,000

Preference Stock       Undesignated as to series                  8,800,000

Serial Preferred
  Stock                $2.44 Series of 1957                         300,000
                        $2.46 Series of 1958                         300,000
                        $2.28 Series of 1965                         400,000
                        $3.40 Series of 1992                       1,000,000
                        Undesignated as to series                  5,750,000

     The Articles of Incorporation prohibit the reissuance of acquired shares.

FOURTH:    The reduction in the number of authorized shares was duly authorized by the Board of Directors on December 13, 1999.

DATED: December 14, 1999

[Corporate Seal]                         POTOMAC ELECTRIC POWER COMPANY
Attest:

   ELLEN SHERIFF ROGERS                  By:           D. R. WRAASE
   Ellen Sheriff Rogers                             Dennis R. Wraase
        Secretary                            Executive Vice President and
                                                 Chief Financial Officer